Prospectus

July 1, 2003

Ivy Funds

Ivy Small Cap Growth Fund

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS
3	AN OVERVIEW OF THE FUND
3	IVY SMALL CAP GROWTH FUND
7	INVESTMENT PRINCIPLES OF THE FUND
7	Investment Goals, Principal Strategies
and Other Investments
7	Risk Considerations of Principal
Strategies and Other Investments
10	YOUR ACCOUNT
10	Choosing a Share Class
12	Buying Shares
14	Selling Shares
17	Distributions and Taxes
19	THE MANAGEMENT OF THE FUND
19	Portfolio Management
19	Management Fee
20	FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOAL

Ivy Small Cap Growth Fund

(formerly, W&R Small Cap Growth Fund)

seeks growth of capital.

Principal Strategies

Ivy Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, Waddell & Reed Ivy Investment Company (WRIICO), the Fund's investment manager, seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIICO may look at a number of factors regarding a company, such as:

*    aggressive or creative management

*    technological or specialized expertise

*    new or unique products or services

*    entry into new or emerging industries

*    growth in earnings/growth in sales

Generally, in determining whether to sell a security, WRIICO uses the same type of analysis that it uses in buying securities. For example, WRIICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Growth Fund. These include:

*    the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*    the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

*    adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*    WRIICO's skill in evaluating and selecting securities for the Fund

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

*    products offered may fail to sell as anticipated

*    a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

*    the company may never achieve profitability

*    economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Ivy Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Ivy Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structure.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart Of Year-By-Year Returns
as of December 31 each year[1]
'93	24.20%
'94	12.75%
'95	32.14%
'96	2.30%
'97	21.12%
'98	44.57%
'99	61.42%
'00	-16.22%
'01	-2.64%
'02	-25.82%

In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -23.83% (the third quarter of 2001). The Class C return for the year through March 31, 2003 was 1.77%.

1    The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.
Average Annual Total Returns
			5 Years	10 Years
			(or Life	(or Life
as of December 31, 2002	1 Year		of Class)	of Class)

Class C
Before Taxes[1]	-25.82%		7.15%	12.47%
After Taxes on Distributions[1]	-25.82%		3.33%	9.92%
After Taxes on Distributions and Sale of Fund Shares[1]	-15.85%	[2]	6.42%	10.83%
Class Y (began on 12-29-1995)
Before Taxes	-25.17%		8.07%	9.36%
Class A (began on 07-03-2000)
Before Taxes	-29.53%		-19.62%
Class B (began on 07-06-2000)
Before Taxes	-28.97%		-18.57%
Indexes
Russell 2000 Growth Index[3]	-30.22%		-6.56%	2.60%
Lipper Small-Cap Growth Funds Universe Average[4]	-29.72%		-2.31%	5.54%

1   The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2    After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3    Reflects no deduction for fees, expenses or taxes.

4    Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Ivy Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
	Class A		Class B	Class C	Class Y
(fees paid directly from your investment)	Shares		Shares	Shares	Shares

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount invested
or redemption value)	None	[2]	5%	1%	None
Redemption fee/exchange fee (as a percentage
of amount redeemed, if applicable)[3]	None		None	None	None
Annual Fund Operating Expenses
	Class A		Class B	Class C	Class Y
(expenses that are deducted from Fund assets)	Shares		Shares	Shares	Shares

Management Fees	0.85%		0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%	1.00%	0.25%
Other Expenses	0.44%		0.77%	0.46%	0.24%
Total Annual Fund Operating Expenses	1.54%		2.62%	2.31%	1.34%

1    The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2    A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

3    If you choose your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years

Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	$665	$1,114	$1,490	$2,688	[1]
Class C Shares	$234 [2]	$ 721	$1,235	$2,646
Class Y Shares	$136	$ 425	$ 734	$1,613

If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years

Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	$265	$ 814	$1,390	$2,688	[1]
Class C Shares	$234	$ 721	$1,235	$2,646
Class Y Shares	$136	$ 425	$ 734	$1,613

1    Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2    A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

THE INVESTMENT PRINCIPLES OF THE FUND

Investment Goal, Principal Strategies and Other Investments

Ivy Small Cap Growth Fund: The Fund seeks to achieve its goal of growth of capital by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIICO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may invest up to 10% of its total assets in foreign securities.

When WRIICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. The Fund may also invest in more established companies, those with longer operating histories than many small cap companies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

The Fund may also invest in and use certain other types of instruments in seeking to achieve its goal. For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk.

*    Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. The Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent the Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund will likely change as well.

*    Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent the Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities and the financial condition of the issuer in which it invests.

*    Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of the Fund's authorized investments and strategies, such as foreign securities, junk bonds, derivative instruments and precious metals involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant.

Derivative Investment Techniques: The Fund may, but is not required to, use certain derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements). Among the derivative techniques the Fund might use are options, futures, forward foreign currency contracts and foreign currency exchange transactions.

Using put and call options could cause the Fund to lose money by forcing the sale or purchase of portfolio securities at inopportune times or for prices higher (in the case of put options) or lower (in the case of call options) than current market values, by limiting the amount of appreciation the Fund can realize on its investments, or by causing the Fund to hold a security it might otherwise sell.

Futures transactions (and related options) involve other types of risks. For example, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could cause losses on the hedging instrument that are greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, the Fund might not be able to close out a transaction before expiration without incurring substantial losses (and it is possible that the transaction cannot even be closed). In addition, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

Foreign Currencies: Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts: The Fund may, but is not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk: Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the investment manager's skill in selecting investments.

YOUR ACCOUNT

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares and Advisor Class shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.
General Comparison of Class A, Class B and Class C Shares
Class A	Class B	Class C

Initial sales charge	No initial sales charge	No initial sales charge

No deferred sales charge[1]	Deferred sales charge on	A 1% deferred sales charge on
	shares you sell within six	shares you sell within twelve
	years after purchase	months after purchase

Maximum distribution and/or	Maximum distribution and	Maximum distribution and
service (12b-1) fees of 0.25%	service (12b-1) fees of 1.00%	service (12b-1) fees of 1.00%

For an investment of $2 million	Converts to Class A shares	Does not convert to Class A
or more, only Class A shares	8 years after the month in which	shares, so annual expenses
are available	the shares were purchased, thus	do not decrease
reducing future annual expenses

For an investment of $300,000
or more, your financial advisor
typically will recommend
purchase of Class A shares due
to a reduced sales charge and
lower annual expenses

1    A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

The Fund has adopted a Distribution and/or Service Plan (Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act) for each of its Class A, Class B, Class C shares. Under the Class A Plan, a Fund may pay Ivy Funds Distributor, Inc. (IFDI) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse and/or compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the NASD rules as then in effect.

The Fund has adopted a Plan for its Class Y shares. Under the Class Y Plan, the Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of the Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

*    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees that are participants and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

*    banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

*    government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

*    certain retirement plans and trusts for employees of Waddell & Reed and its affiliates

Buying Shares

You may buy shares of the Fund through IFDI and through third parties that have entered into selling arrangements with IFDI. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

By wire: To purchase shares of the Fund by wire, you must first obtain an account number by calling 800-777-6472, then mail a completed application to IFDI at the above address, or fax it to 800-532-2749. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the applicable sales charge.

In the calculation of the Fund's NAV:

*    The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

*    Bonds are generally valued according to prices quoted by an independent pricing service.

*    Short-term debt securities are valued at amortized cost, which approximates market value.

*    Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Fund's Board of Directors.

The Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Fund normally calculate its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, the Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

*    All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

*    If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

*    If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

*    Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.

Minimum Investments
For Class Y:
To Open an Account

For a government entity or authority	$10 million
or for a corporation	(within first twelve months)

For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

* the name on the account registration

* the Fund's name

* the account number

* the dollar amount or number, and the class, of shares to be redeemed

* any other applicable requirements listed below

Deliver the form or your letter to:

Ivy Client Services

c/o Waddell & Reed Services Company

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone: If you have elected this method in your application or by subsequent authorization, call 800-777-6472, or fax your request to 800-532-2749, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account. For your protection, banking wire information must be established on your account for a minimum of 30 days before a wire redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By Internet: You need to have selected the Internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) at the address listed above. Note the following:

* If more than one person owns the shares, each owner must sign the written request.

* If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

* Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

* Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

* If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

* Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The Fund may require a signature guarantee in certain situations such as:

*    a redemption request made by a corporation, partnership or fiduciary

*    a redemption request made by someone other than the owner of record

*    the check is made payable to someone other than the owner of record

This requirement is to protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-777-6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.ivyfunds.com, to:

*    obtain information about your accounts

*    obtain price information about other funds in the Ivy Family of Funds

*    obtain a Fund's current prospectus

*    request duplicate statements

*    transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

*    confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

*    year-to-date statements (quarterly)

*    annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Ivy Family of Funds. You may sell your Class Y shares of the Fund and buy Class Y shares of another Fund or Class A shares of Ivy Money Market Fund.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address on page 108 of this Prospectus.

By telephone: Call IFDI at 800-777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By Internet: You will be allowed to exchange by Internet if (1) you can provide proper identification information; and (2) you have established the Internet trading option.

Important Exchange Information

*    You must exchange into the same share class you currently own (except that you may exchange Class Y shares of the Fund for Class A shares of Ivy Money Market Fund).

*    Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

*    It is the policy of the Fund to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The Fund may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used.

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, the Fund distributes net investment income annually in December. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by the Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1.    Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.    Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences.

Withholding. The Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUND

Portfolio Management

The Fund is managed by WRIICO, subject to the authority of the Board of Directors of Ivy Funds, Inc. WRIICO provides investment advice to the Fund and supervises the Fund's investments. WRIICO has served as investment manager to Ivy Funds, Inc. since June 30, 2003. WRIICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO) served as the investment manager for the Fund and for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to WRIICO.

The Ivy Small Cap Growth Fund is managed by the small cap growth team of WRIICO. Gilbert Scott is primarily responsible for the management of the fund. Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap growth institutional accounts since September 2000. He is a vice president of WRIICO and of WRIMCO. Mark G. Seferovich is the senior member of the small cap growth team. Mr. Seferovich joined Waddell & Reed in 1989 and served as portfolio manager of Waddell & Reed's small cap growth mutual funds from September 1992 through September 2002. Mr. Seferovich currently is primarily responsible for managing small cap growth institutional accounts of WRIMCO, and, as the senior member of the team, provides oversight to the small cap growth team. He is a senior vice president of WRIICO and WRIMCO.

Other members of WRIICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIICO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion
	Management Fee
Fund	Management Fees Paid[1]	without Voluntary Waiver[1]
Ivy Small Cap Growth Fund	0.85%	na

1    WRIICO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIICO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each of the classes of the Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

The information for the Fund has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2003, is included in the Fund's Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional information. The annual report contains additional performance information and will be made available upon request and without charge.

IVY SMALL CAP GROWTH FUND

(formerly, W&R Small Cap Growth Funda)
	Selected Per-Share Data

		Increase (Decrease) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
4-1-02 to 3-31-03	$10.59	$(0.23)	$(2.11)	$(2.34)	$(0.00)	$(0.00)	$(0.00)	$ 8.25
4-1-01 to 3-31-02	9.43	(0.59)	1.75	1.16	(0.00)	(0.00)	(0.00)	10.59
7-3-00[b] to 3-31-01	19.64	(0.02)	(4.74)	(4.76)	(0.00)	(5.45)	(5.45)	9.43
Class B
4-1-02 to 3-31-03	$10.40	$(0.21)	$(2.18)	$(2.39)	$(0.00)	$(0.00)	$(0.00)	$ 8.01
4-1-01 to 3-31-02	9.36	(0.26)	1.30	1.04	(0.00)	(0.00)	(0.00)	10.40
7-6-00[b] to 3-31-01	19.26	(0.06)	(4.39)	(4.45)	(0.00)	(5.45)	(5.45)	9.36
Class Cf,g
4-1-02 to 3-31-03	$10.44	$(0.16)	$(2.21)	$(2.37)	$(0.00)	$(0.00)	$(0.00)	$ 8.07
4-1-01 to 3-31-02	9.38	(0.16)	1.22	1.06	(0.00)	(0.00)	(0.00)	10.44
4-1-00 to 3-31-01	21.64	(0.10)	(6.71)	(6.81)	(0.00)	(5.45)	(5.45)	9.38
4-1-99 to 3-31-00	14.74	(0.18)	10.22	10.04	(0.00)	(3.14)	(3.14)	21.64
4-1-98 to 3-31-99	14.29	(0.11)	2.91	2.80	(0.00)	(2.35)	(2.35)	14.74
Class Yf
4-1-02 to 3-31-03	$11.39	$(0.11)	$(2.39)	$(2.50)	$(0.00)	$(0.00)	$(0.00)	$ 8.89
4-1-01 to 3-31-02	10.14	(0.34)	1.59	1.25	(0.00)	(0.00)	(0.00)	11.39
4-1-00 to 3-31-01	22.65	(0.20)	(6.86)	(7.06)	(0.00)	(5.45)	(5.45)	10.14
4-1-99 to 3-31-00	15.21	(0.15)	10.73	10.58	(0.00)	(3.14)	(3.14)	22.65
4-1-98 to 3-31-99	14.55	0.00	3.01	3.01	(0.00)	(2.35)	(2.35)	15.21

(a)    Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.

(b)    Commencement of operations of the class.

(c)    Total return calculated without taking into account the sales load deducted on an initial purchase.

(d)    Annualized.

(e)    For the fiscal year ended March 31, 2001.

(f)    Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

(g)    The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

IVY SMALL CAP GROWTH FUND

(formerly, W&R Small Cap Growth Funda)
			Ratios and Supplemental Data

				Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
4-1-02 to 3-31-03	-22.10%[c]	$20	1.54%	-1.22%	30.63%
4-1-01 to 3-31-02	12.30[c]	16	1.39	-0.93	28.77
7-3-00[b] to 3-31-01	-28.30[c]	4	1.49[d]	-0.39[d]	47.85[e]
Class B
4-1-02 to 3-31-03	-22.98%	$7	2.64%	-2.31%	30.63%
4-1-01 to 3-31-02	11.11	8	2.43	-1.94	28.77
7-6-00[b] to 3-31-01	-27.29	5	2.31[d]	-1.18[d]	47.85[e]
Class Cf,g
4-1-02 to 3-31-03	-22.70%	$273	2.31%	-1.98%	30.63%
4-1-01 to 3-31-02	11.30	435	2.20	-1.70	28.77
4-1-00 to 3-31-01	-35.17	459	2.12	-0.81	47.85
4-1-99 to 3-31-00	73.38	801	2.11	-0.90	82.24
4-1-98 to 3-31-99	21.61	425	2.10	-0.90	51.41
Class Yf
4-1-02 to 3-31-03	-21.95%	$42	1.33%	-1.00%	30.63%
4-1-01 to 3-31-02	12.33	48	1.31	-0.83	28.77
4-1-00 to 3-31-01	-34.67	21	1.30	-0.02	47.85
4-1-99 to 3-31-00	74.71	17	1.30	-0.09	82.24
4-1-98 to 3-31-99	22.73	8	1.18	0.08	51.41

(a)    Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.

(b)    Commencement of operations of the class.

(c)    Total return calculated without taking into account the sales load deducted on an initial purchase.

(d)    Annualized.

(e)    For the fiscal year ended March 31, 2001.

(f)    Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

(g)    The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

IVY FUNDS
Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Suite 3300
Chicago, Illinois 60602-4207
Independent Auditors
Deloitte & Touche llp
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Ivy Investment Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Distributor
Ivy Funds Distributor, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Transfer Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

IVY FUNDS

You can get more information about the Fund in the --

*    Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

*    Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Disributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Fund's SEC file number is as follows:

    Ivy Funds, Inc. 811-6569

IVY FUNDS DISTRIBUTOR, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-5472

WRP3300 (7-03)    526863